Exhibit 23.0

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, as amended, (Nos. 33-43840, 33-54372, 33-80036 and
33-80048) and on Form S-3 (Nos. 33-72172, 33-69950, 33-64021 and 333-08607) of
T Cell Sciences, Inc. of our report dated February 18, 1997 appearing in this Form 10-K.


Price Waterhouse LLP
Boston, Massachusetts
March 26, 1997